Subsequent events	12 Months Ended
Mar. 31, 2025
Subsequent Events [Abstract]
Subsequent events
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. Subsequent events
i) In its meeting held on April 19, 2025, the Board of Directors of the Bank recommended a dividend of Rs.
22.0 per share for the fiscal year ended March 31, 2025 subject to approval of the shareholders at the next Annual General Meeting to be held. The amount of such dividend aggregated to Rs. 168,348.9 million as of March 31, 2025.
ii) As part of updated regulations relating to NBFCs issued in 2021, the RBI has mandated the listing of so-called “upper layer” NBFCs within three years of such designation. As a result, HDBFSL was required to conduct an initial public offering (“IPO”) and list its equity shares by September 2025, which IPO would include the sale of a portion of the Bank’s stake in HDBFSL. The Board approved the initiation of this process on July 20, 2024. On October 19, 2024, the Board approved the Offer for Sale (“OFS”) of such number of equity shares of face value Rs. 10 each of HDBFSL aggregating up to Rs. 100 billion held by the Bank in the proposed IPO, subject to applicable law, market conditions, receipt of necessary approvals/ regulatory clearances and other considerations. As part of the IPO by HDBFSL, the Bank sold 135.1 million equity shares of HDBFSL at a price of Rs.
 740.0 per equity share, for an aggregate consideration of Rs. 100 billion and HDBFSL raised funds amounting to Rs. 25 billion. Following the IPO, the Bank holds 74.7 percent of the outstanding equity share capital of HDBFSL and HDBFSL continues to be a subsidiary of the Bank, in compliance with the provisions of the applicable regulations. On July 2, 2025, the equity shares of HDBFSL were listed on the BSE Limited (the “BSE”) and the National Stock Exchange of India Limited (the “NSE”).